EXHIBIT 99.3

                                    B WARRANT

       WARRANT TO PURCHASE SHARES OF COMMON STOCK OF ORGANITECH USA, INC.

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION ACCOMPANIED BY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.

ISSUER: Organitech USA, Inc., a company organized under the laws of the State of Delaware, herein referred to as the "COMPANY".

HOLDER: Keren Katzir Debenture for Investment Ltd. or its permitted assigns, herein referred to as the "HOLDER".

DATE OF ISSUANCE: July 19, 2007 ("ISSUANCE DATE")

     WHEREAS, the Holder is a shareholder in the Company, holding 10,000,000 Shares (the term "SHARES" means shares of the Common Stock of the Company);

     WHEREAS, the Company has granted to certain investors warrants to purchase Shares, in the form attached hereto as SCHEDULE 1 (the "CLAL WARRANT");

     WHEREAS, the parties hereto wish the Company to grant to the Holder the right to purchase additional Shares, pursuant to the terms set out below;

     THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants the Holder an irrevocable right to purchase Shares at the following terms:

1. The number of Shares exercisable under this B Warrant (herein referred to as the "MAXIMUM QUANTITY") is 3,846,154 Shares, subject to adjustments as provided in Section 3 below.

     The Shares to be purchased by the Holder are referred to as "B WARRANT SHARES" or "WARRANT SHARES").

2. The per share purchase (exercise) price of B Warrant Shares is US $0.26 (twenty six), subject to adjustments as provided in Section 3 below (the "EXERCISE PRICE").


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3.   The Maximum Quantity and the Exercise Price will be subject to adjustments according to the provisions of sections 2 and 3 of the Clal Warrant, mutatis mutandis.

Whenever the Maximum Quantity and Exercise Price are adjusted pursuant to the provisions hereof, the Company shall provide written notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the method by which such adjustment was calculated, and the new Maximum Quantity and Exercise Price after giving effect to such adjustment (the "ADJUSTMENT CERTIFICATE"). The Adjustment Certificate shall be signed, and the accuracy of the adjustment of the new Maximum Quantity and Exercise Price confirmed, by the Company's Chief Executive Officer.

4. The exercise period for this Warrant (herein referred to as the "EXERCISE PERIOD") is three years from the date of issuance. The expiration date of this Warrant is the last day of the Exercise Period ("EXPIRATION DATE").

5. During the Exercise Period, the Holder may exercise this Warrant in one time or partially from time to time, provided that the aggregate number of Shares so exercised shall not exceed the Maximum Quantity.

6. In order to exercise and purchase B Warrant Shares, the Holder must give the Company, within the Exercise Period, a written exercise notice or several written notices in the form attached hereto as SCHEDULE 2, specifying the number of B Warrant Shares to be purchased (each a "PURCHASE NOTICE" and the "PURCHASED SHARES"), and the Holder must pay the Company, within seven (7) days of the Purchase Notice, the Exercise Price of the B Warrant Shares to be purchased (the total amount payable for each batch of B Warrant Shares, is referred to as the "APPLICABLE PURCHASE AMOUNT").

     The Applicable Purchase Amount may be paid, at the sole discretion of the Holder, either in US Dollars or in New Israeli Shekels, at the representative exchange rate in effect on that day.

7. Upon receipt of each Purchase Notice and Applicable Purchase Amount (the date of each such receipt is herein referred to as the "APPLICABLE PURCHASE DATE"), the Company shall issue to the Holder the appropriate number of Shares, fully paid and non-assessable.

8. On the first business day following the Applicable Purchase Date, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Purchase Notice and Applicable Purchase Amount to the Holder and to the Company's transfer agent (the "TRANSFER AGENT").

     On or before the third business day following the Applicable Purchase Date, the Company shall: (i) if the Transfer Agent is a participant in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and the B Warrant Shares are covered by an effective registration statement or may be sold under Rule 144(k) or any successor rule, upon the request of the Holder, credit the Purchased Shares to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system, or (ii) if the Transfer Agent is not a participant in the DTC Fast Automated Securities Transfer Program (whether or not the Warrant Shares are covered by an effective registration statement and whether or not the Warrant Shares may be sold under Rule 144(k) or any successor rule), issue and dispatch by overnight courier to the address as specified in the Purchase Notice, a certificate for the Purchased Shares, registered in the name of the Holder or its designee.


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     In any case, upon delivery of each Purchase Notice and Applicable Purchase
     Amount, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Purchased Shares, irrespective of the date of delivery of the certificates evidencing such Purchased Shares.

9. In addition to the rights as provided above, the Holder shall have similar rights to those provided in section 4 of the Clal Warrant, mutatis mutandis, except that the reference in sub-section (b) therein to Section 4(k) to the Securities Purchase Agreement shall be deleted; and the written agreement between the Acquiring Entity and the Holder must be approved by the Holder.

10. No fractional Shares are to be issued upon the exercise of this Warrant, but rather the number of Shares to be issued will be rounded up or down to the nearest whole number.

11. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of B Warrant Shares upon exercise of this B Warrant.

12. In addition to the aforesaid terms, the parties hereto agree that the following terms of the Clal Warrant are incorporated herein as an integral part hereof, mutatis mutandis, subject to the qualifications set out below:

     12.1 Sub-Sections 1(c) excluding the reference therein to 1(f), and amending the reference to (i) five Business Days for the delivery of a share certificate, to 10 Business Days; and (ii) the fifth Business Day for the commencement of a penalty for late delivery of the share certificate, to the tenth Business Day) and 1(d) to the Clal Warrant shall apply to this B Warrant;

     12.2 Section 3 to the Clal Warrant shall apply to this B Warrant;

     12.3 Section 4 to the Clal Warrant shall apply to this Warrant, except that the reference in sub-section (b) therein to Section 4(k) to the Securities Purchase Agreement shall be deleted; and the written agreement specified in Section 4(b) between the Acquiring Entity and the holder of the B Warrant must be approved by the Holder;

     12.4 Sections 5,6 and 7 to the Clal Warrant shall apply to this B Warrant;

     12.5 Section 8 to the Clal Warrant shall apply to this B Warrant, except that the reference therein will be replaced by a reference to Section
          9.6 to the Securities Purchase Agreement between the Company and the Holder ("HOLDER'S SPA");

     12.6 Sections 10, 11 and 12 to the Clal Warrant shall apply to this B Warrant;

     12.7 Section 13 to the Clal Warrant shall apply to this B Warrant, except that the Holder's SPA and the Registration Rights Agreement between the Company and the Holder shall apply in lieu of the agreements mentioned therein;

     12.8 Section 14 to the Clal Warrant shall apply to this B Warrant, except that the reference therein will be replaced by a reference to Section
          2.6 to the Holder's SPA;

     12.9 The terms "Bloomberg", "Business Day", "Closing Sale Price", "Common Stock", "Convertible Securities", "Options", "Person", "Principal Market" and "Registration Rights Agreement" shall have the meanings assigned to them in Section 15 to the Clal Warrant.


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13.  AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this B Warrant may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, ONLY IF the Company has obtained the prior written consent of the Holder. Any amendment to the Clal Warrants having an adverse effect on the Clal Warrant holders, shall not be applicable to the Holder without its prior written consent.

                            [SIGNATURE PAGE FOLLOWS]


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                          [SIGNATURE PAGE - B WARRANT]

IN WITNESS WHEREOF, the Company has caused this B Warrant to be duly executed as of the Issuance Date set out above.

Organitech USA, Inc.


By: _____________________

Name:

Title:

We hereby accept this B Warrant, on its terms.

Keren Katzir Debenture for Investment Ltd.


By: _____________________

Name:

Title:


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                                   SCHEDULE 2

                 Exercise Notice Pursuant to B Warrant issued on
                        July _____, 2007 (the "WARRANT")

            [to be executed by the registered holder of the Warrant]

            [Capitalized terms used herein and not otherwise defined
               shall have the meanings as defined in the Warrant]

TO: Organitech USA, Inc. (the "COMPANY")

1. The undersigned Holder hereby submits a Purchase Notice for the purchase of ____ shares of the Common Stock of the Company (the "PURCHASED SHARES").

2. The total purchase price ("APPLICABLE AMOUNT") is US $_________ or NIS_________, and will be paid in USD/NIS (delete as necessary).

3.   The payment of the Applicable Amount will be made in the following manner:
     ________________________________________________.

4. The certificates for the Purchased Shares are to be delivered to the following address, in accordance with the terms of the Warrant:
     _____________________________.

Date: _______________,

_____________________________
  Name of Registered Holder

By: ___________________

Name:

Title:

                                 ACKNOWLEDGMENT

     The Company hereby acknowledges receipt of this Exercise Notice and the Applicable Amount.

     The Company further confirms that the appropriate instructions (as called for by the Warrant) were given the Company's Transfer Agent, and that such instructions were acknowledged and agreed to by the Transfer Agent.

Organitech USA, Inc.


By: ___________________

Name:

Title:


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